                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

            NUVEEN PREMIER INSURED MUNICIPAL INCOME FUND, INC.(NIF)
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                                IMPORTANT NOTICE
                              TO FUND SHAREHOLDERS

                                 AUGUST 3, 2004

Although we recommend that you read the complete Joint Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.  WHY AM I RECEIVING THIS JOINT PROXY STATEMENT?

A. Closed-end investment companies listed on a stock exchange, such as your Fund, are required to hold annual meetings to approve the election of Trustees. Your Fund is seeking shareholder approval to elect Trustees to serve on the Board of Trustees. The Trustees of your Fund unanimously recommend that you vote FOR the nominees for the Board of Trustees.

     Please refer to the Joint Proxy Statement for a detailed explanation of the proposed item.

Q. HOW DO THE TRUSTEES OF THE FUND SUGGEST THAT I VOTE IN CONNECTION WITH THE ELECTION OF TRUSTEES?

A. After careful consideration, the Board of Trustees of your Fund unanimously recommends that you vote FOR the nominees for the Board of Trustees.

Q.  WILL MY VOTE MAKE A DIFFERENCE?

A. Your vote is needed to ensure that the proposal can be acted upon. Additionally, your immediate response will help save on the costs of any future solicitations for a shareholder vote. We encourage all shareholders to participate in the governance of their Fund.

Q.  WHO DO I CALL IF I HAVE QUESTIONS?

A. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call your financial advisor. Alternatively, you may call Nuveen at (800) 257-8787 weekdays from 8:00 a.m. to 6:00 p.m. Central time.

Q.  HOW DO I VOTE MY SHARES?

A. You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number on the proxy card or by computer by going to the Internet address provided on the proxy card and following the recorded instructions, using your proxy card as a guide.

Q.  WILL ANYONE CONTACT ME?

A. You may receive a call to verify that you received your proxy materials, to answer any questions you may have about the proposal and to encourage you to vote.

NOTICE OF ANNUAL MEETING                                      333 West Wacker Drive
OF SHAREHOLDERS                                               Chicago, Illinois 60606
AUGUST 3, 2004                                                (800) 257-8787

NUVEEN MUNICIPAL VALUE FUND, INC. (NUV)
NUVEEN MUNICIPAL INCOME FUND, INC. (NMI)
NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC. (NPI)
NUVEEN PERFORMANCE PLUS MUNICIPAL FUND, INC. (NPP)
NUVEEN MUNICIPAL ADVANTAGE FUND, INC. (NMA)
NUVEEN MUNICIPAL MARKET OPPORTUNITY FUND, INC. (NMO)
NUVEEN INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQM)
NUVEEN INSURED QUALITY MUNICIPAL FUND, INC. (NQI)
NUVEEN SELECT QUALITY MUNICIPAL FUND, INC. (NQS)
NUVEEN QUALITY INCOME MUNICIPAL FUND, INC. (NQU)
NUVEEN INSURED MUNICIPAL OPPORTUNITY FUND, INC. (NIO)
NUVEEN PREMIER MUNICIPAL INCOME FUND, INC. (NPF)
NUVEEN PREMIER INSURED MUNICIPAL INCOME FUND, INC. (NIF)
NUVEEN PREMIUM INCOME MUNICIPAL FUND 2, INC. (NPM)
NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC. (NPT)
NUVEEN INSURED PREMIUM INCOME MUNICIPAL FUND 2 (NPX)
NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND (NAD)
NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NXZ)
NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NZF)
NUVEEN INSURED DIVIDEND ADVANTAGE MUNICIPAL FUND (NVG)
NUVEEN INSURED TAX-FREE ADVANTAGE MUNICIPAL FUND (NEA)
NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND (NMZ)
NUVEEN SELECT MATURITIES MUNICIPAL FUND (NIM)
NUVEEN SELECT TAX-FREE INCOME PORTFOLIO (NXP)
NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 2 (NXQ)
NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 3 (NXR)
NUVEEN CALIFORNIA SELECT TAX-FREE INCOME PORTFOLIO (NXC)
NUVEEN NEW YORK SELECT TAX-FREE INCOME PORTFOLIO (NXN)

JUNE 30, 2004

TO THE SHAREHOLDERS OF THE ABOVE FUNDS:

Notice is hereby given that the Annual Meeting of Shareholders of each of Nuveen Municipal Value Fund, Inc. ("Municipal Value"), Nuveen Municipal Income Fund, Inc. ("Municipal Income"), Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Premium Income Municipal Fund 4, Inc., each a Minnesota corporation, Nuveen Insured Premium Income Municipal Fund 2, Nuveen Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 2, Nuveen Dividend Advantage Municipal Fund 3, Nuveen Insured Dividend Advantage Municipal Fund, Nuveen Insured Tax-Free Advantage Municipal Fund, Nuveen Municipal High Income Opportunity Fund, Nuveen Select Maturities Municipal Fund ("Select Maturities"), Nuveen Select Tax-Free Income Portfolio ("Select Portfolio"), Nuveen Select Tax-Free Income Portfolio 2 ("Select Portfolio 2"), Nuveen Select Tax-Free Income Portfolio 3 ("Select Portfolio 3"), Nuveen California Select Tax-Free Income Portfolio ("California Portfolio") and Nuveen New York Select Tax-Free Income Portfolio ("New York Portfolio"), each a Massachusetts business trust (each, a "Fund," and, collectively, the "Funds"), will be held in the Sixth Floor auditorium of the Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60606, on Tuesday, August 3,

2004, at 10:30 a.m., Chicago time (for each Fund, an "Annual Meeting"), for the following purposes and to transact such other business, if any, as may properly come before the Annual Meeting:

MATTERS TO BE VOTED ON BY SHAREHOLDERS:

1. To elect Members to the Board of Directors/Trustees (each a "Board" and each Director or Trustee a "Board Member") of each Fund as outlined below:

          a. For each Fund, except Municipal Value, Municipal Income, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio, New York Portfolio and Select Maturities, to elect seven (7) Board Members to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified.

             i) five (5) Board Members to be elected by the holders of Common Shares and Municipal Auction Rate Cumulative Preferred Stock ("MuniPreferred"), voting together as a single class; and

             ii) two (2) Board Members to be elected by the holders of MuniPreferred only, voting separately as a single class.

          b. For Municipal Value and Municipal Income, to elect three (3) Board Members for multiple year terms or until their successors shall have been duly elected and qualified.

          c. For Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio, New York Portfolio and Select Maturities, to elect seven (7) Board Members to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified.

2. To transact such other business as may properly come before the Annual
Meeting.

Shareholders of record at the close of business on June 7, 2004 are entitled to notice of and to vote at the Annual Meeting.

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. YOU MAY VOTE BY MAIL, TELEPHONE OR OVER THE INTERNET. TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. TO VOTE BY TELEPHONE, PLEASE CALL THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD AND FOLLOW THE RECORDED INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE. TO VOTE OVER THE INTERNET, GO TO THE INTERNET ADDRESS PROVIDED ON YOUR PROXY CARD AND FOLLOW THE INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE.

Jessica R. Droeger
Vice President and Secretary

JOINT PROXY STATEMENT                                         333 West Wacker Drive
                                                              Chicago, Illinois 60606
                                                              (800) 257-8787

June 30, 2004

NUVEEN MUNICIPAL VALUE FUND, INC. (NUV)
NUVEEN MUNICIPAL INCOME FUND, INC. (NMI)
NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC. (NPI)
NUVEEN PERFORMANCE PLUS MUNICIPAL FUND, INC. (NPP)
NUVEEN MUNICIPAL ADVANTAGE FUND, INC. (NMA)
NUVEEN MUNICIPAL MARKET OPPORTUNITY FUND, INC. (NMO)
NUVEEN INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQM)
NUVEEN INSURED QUALITY MUNICIPAL FUND, INC. (NQI)
NUVEEN SELECT QUALITY MUNICIPAL FUND, INC. (NQS)
NUVEEN QUALITY INCOME MUNICIPAL FUND, INC. (NQU)
NUVEEN INSURED MUNICIPAL OPPORTUNITY FUND, INC. (NIO)
NUVEEN PREMIER MUNICIPAL INCOME FUND, INC. (NPF)
NUVEEN PREMIER INSURED MUNICIPAL INCOME FUND, INC. (NIF)
NUVEEN PREMIUM INCOME MUNICIPAL FUND 2, INC. (NPM)
NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC. (NPT)
NUVEEN INSURED PREMIUM INCOME MUNICIPAL FUND 2 (NPX)
NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND (NAD)
NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NXZ)
NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NZF)
NUVEEN INSURED DIVIDEND ADVANTAGE MUNICIPAL FUND (NVG)
NUVEEN INSURED TAX-FREE ADVANTAGE MUNICIPAL FUND (NEA)
NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND (NMZ)
NUVEEN SELECT MATURITIES MUNICIPAL FUND (NIM)
NUVEEN SELECT TAX-FREE INCOME PORTFOLIO (NXP)
NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 2 (NXQ)
NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 3 (NXR)
NUVEEN CALIFORNIA SELECT TAX-FREE INCOME PORTFOLIO (NXC)
NUVEEN NEW YORK SELECT TAX-FREE INCOME PORTFOLIO (NXN)

GENERAL INFORMATION

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors or Trustees (each a "Board" and collectively, the "Boards," and each Director or Trustee a "Board Member" and collectively, the "Board Members") of each of Nuveen Municipal Value Fund, Inc. ("Municipal Value"), Nuveen Municipal Income Fund, Inc. ("Municipal Income"), Nuveen Premium Income Municipal Fund, Inc. ("Premium Income"), Nuveen Performance Plus Municipal Fund, Inc. ("Performance Plus"), Nuveen Municipal Advantage Fund, Inc. ("Municipal Advantage"), Nuveen Municipal Market Opportunity Fund, Inc. ("Municipal Market Opportunity"), Nuveen Investment Quality Municipal Fund, Inc. ("Investment Quality"), Nuveen Insured Quality Municipal Fund, Inc. ("Insured Quality"), Nuveen Select Quality Municipal Fund, Inc. ("Select Quality"), Nuveen Quality Income Municipal Fund, Inc. ("Quality Income"), Nuveen Insured Municipal Opportunity Fund, Inc. ("Insured Municipal Opportunity"), Nuveen Premier Municipal Income Fund, Inc. ("Premier Municipal"), Nuveen Premier Insured Municipal Income Fund, Inc. ("Premier Insured"), Nuveen Premium Income Municipal Fund 2, Inc. ("Premium Income 2") Nuveen Premium Income Municipal Fund 4, Inc. ("Premium Income 4"), each a Minnesota corporation (collectively, the "Minnesota Corporations"), Nuveen Insured Premium Income Municipal Fund 2 ("Insured Premium Income 2"), Nuveen Dividend Advantage Municipal Fund ("Dividend Advantage"), Nuveen Dividend Advantage Municipal Fund 2 ("Dividend Advantage 2"), Nuveen Dividend Advantage Municipal Fund 3 ("Dividend Advantage 3"), Nuveen Insured Dividend Advantage Municipal Fund ("Insured Dividend Advantage"), Nuveen Insured Tax-Free Advantage Municipal Fund ("Insured Tax-Free Advantage"), Nuveen Municipal High Income Opportunity Fund ("Municipal High Income") Nuveen Select Maturities Municipal Fund ("Select Maturities"), Nuveen Select Tax-Free Income Portfolio ("Select Portfolio"), Nuveen Select Tax-Free Income Portfolio 2 ("Select Portfolio 2"), Nuveen Select Tax-Free Income Portfolio 3 ("Select Portfolio 3"), Nuveen California Select Tax-Free Income Portfolio ("California Portfolio") and Nuveen New York Select Tax-Free Income Portfolio ("New York Portfolio"), each a Massachusetts business trust (collectively, the "Massachusetts Business Trusts") (the Minnesota Corporations and Massachusetts Business Trusts are each a "Fund" and collectively, the "Funds"), of proxies to be voted at the Annual Meeting of Shareholders to be held on August 3, 2004 (for each Fund, an "Annual Meeting" and collectively, the "Annual Meetings"), and at any and all adjournments thereof.

On the matters coming before each Annual Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If a proxy is returned and no choice is specified, the shares will be voted FOR the election of the nominees as listed in this Joint Proxy Statement. Shareholders who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

This Joint Proxy Statement is first being mailed to shareholders on or about June 30, 2004.

The Board of each Fund has determined that the use of this Joint Proxy Statement for each Annual Meeting is in the best interest of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders.

The following table indicates which shareholders are solicited with respect to each matter:

          ----------------------------------------------------------------------------------
                                                                        COMMON     MUNI-
                                     MATTER                             SHARES  PREFERRED(1)
          ----------------------------------------------------------------------------------
  1a(i).  Election of five (5) Board Members by all shareholders             X             X
          (except Municipal Value, Municipal Income, Select Portfolio,
          Select Portfolio 2, Select Portfolio 3, California
          Portfolio, New York Portfolio and Select Maturities).
  a(ii).  Election of two (2) Board Members by MuniPreferred only                          X
          (except Municipal Value, Municipal Income, Select Portfolio,
          Select Portfolio 2, Select Portfolio 3, California
          Portfolio, New York Portfolio and Select Maturities).
      b.  Election of three (3) Board Members for Municipal Value and        X           N/A
          Municipal Income by all common shareholders
      c.  Election of seven (7) Board Members for Select Portfolio,          X           N/A
          Select Portfolio 2, Select Portfolio 3, California
          Portfolio, New York Portfolio and Select Maturities by all
          shareholders.
          ----------------------------------------------------------------------------------

(1) "MuniPreferred" means "Municipal Auction Rate Cumulative Preferred Shares."

A quorum of shareholders is required to take action at each Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of the two Board Member nominees to be elected by holders of MuniPreferred of each Fund (except Municipal Value, Municipal Income, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio, New York Portfolio and Select Maturities), 33 1/3% of the MuniPreferred Shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For purposes of determining the approval of the proposal to elect nominees for each of the Massachusetts Business Trusts, abstentions and broker non-votes will have no effect on the election of Board Members. For purposes of determining approval of the proposal to elect nominees for each of the Minnesota Corporations, abstentions and broker non-votes will have the effect of a vote against the election of Board Members. The details of the proposal to be voted on by the shareholders and the vote required for approval of the proposal is set forth under the description of the proposal below.

Shares of MuniPreferred held in "street name" as to which voting instructions have not been received from the beneficial owners or persons entitled to vote as of one business day before the Annual Meeting, or, if adjourned, one business day before the day to which the Annual Meeting is adjourned, and that would otherwise be treated as "broker non-votes" may, pursuant to Rule 452 of the New York Stock Exchange, be voted by the broker on the proposal in the same proportion as the votes cast by all MuniPreferred shareholders as a class who have voted on the proposal or in the same proportion as the votes cast by all MuniPreferred shareholders of the Fund who have voted on that item. Rule 452 permits proportionate voting of MuniPreferred with respect to a particular item if, among other things, (i) a minimum of 30% of the shares of MuniPreferred or shares of a series of MuniPreferred outstanding has been voted by the holders of such shares with respect to such item and (ii) less than 10% of the shares of MuniPreferred or shares of a series of MuniPreferred outstanding has been voted by the holders of such shares against such item. For the purpose of meeting the 30% test, abstentions will be treated as shares "voted" and, for the purpose of meeting the 10% test, abstentions will not be treated as shares "voted" against the item.

Those persons who were shareholders of record at the close of business on June 7, 2004 will be entitled to one vote for each share held. As of June 7, 2004, the shares of the Funds were issued and outstanding as follows:

---------------------------------------------------------------
                       TICKER
        FUND           SYMBOL  COMMON SHARES    MUNIPREFERRED
---------------------------------------------------------------
Municipal Value         (NUV)    194,959,520    N/A
Municipal Income        (NMI)      8,113,876    N/A
Premium Income          (NPI)     63,785,430  3,800  Series M
                                              2,000  Series M2
                                              3,800  Series T
                                              3,800  Series W
                                              3,800  Series TH
                                              3,800  Series F
Performance Plus        (NPP)     59,914,073  4,000  Series M
                                              4,000  Series T
                                              4,000  Series W
                                              3,160  Series TH
                                              4,000  Series F
Municipal               (NMA)     43,025,594  3,000  Series M
Advantage                                     3,000  Series T
                                              3,000  Series W
                                              2,320  Series TH
                                              3,000  Series F
Municipal Market        (NMO)     45,540,872  4,000  Series M
Opportunity                                   4,000  Series T
                                              3,200  Series W
                                              4,000  Series F
Investment Quality      (NQM)     35,748,959  2,500  Series M
                                              2,500  Series T
                                              2,500  Series W
                                              2,040  Series TH
                                              2,500  Series F
Insured Quality         (NQI)     38,160,827  2,600  Series M
                                              2,600  Series T
                                              2,600  Series W
                                              2,320  Series TH
                                              2,600  Series F
Select Quality          (NQS)     33,887,474  2,000  Series M
                                              2,000  Series T
                                              2,800  Series W
                                              1,560  Series TH
                                              2,800  Series F
Quality Income          (NQU)     54,204,488  3,000  Series M
                                              3,000  Series T
                                              3,000  Series W
                                              2,080  Series W2
                                              4,000  Series TH
                                              3,000  Series F
Insured Municipal       (NIO)     81,138,036  4,000  Series M
Opportunity                                   4,000  Series T
                                              4,000  Series W
                                              3,200  Series W2
                                              4,000  Series TH1
                                              4,000  Series TH2
                                              4,000  Series F

---------------------------------------------------------------
                       TICKER
        FUND           SYMBOL  COMMON SHARES    MUNIPREFERRED
---------------------------------------------------------------
Premier Municipal       (NPF)     20,091,018  1,000  Series M
                                              2,800  Series T
                                              2,800  Series TH
Premier Insured         (NIF)     19,411,049    840  Series W
                                              2,800  Series TH
                                              2,800  Series F
Premium Income 2        (NPM)     41,093,661  2,000  Series M
                                              3,000  Series T
                                              2,000  Series W
                                              3,000  Series TH
                                              2,000  Series F
                                              1,880  Series F2
Premium Income 4        (NPT)     43,236,703  2,200  Series M
                                              2,000  Series T
                                              1,328  Series T2
                                              1,680  Series W
                                                520  Series W2
                                              2,680  Series TH
                                              1,800  Series F
                                              1,328  Series F2
Insured Premium         (NPX)     37,353,512  2,080  Series M
Income 2                                      2,200  Series T
                                              2,080  Series W
                                              2,200  Series TH
                                              2,196  Series F
Dividend                (NAD)     39,267,491  4,000  Series M
Advantage                                     4,000  Series T
                                              3,800  Series TH
Dividend                (NXZ)     29,282,000  3,000  Series M
Advantage 2                                   3,000  Series T
Dividend Advantage 3    (NZF)     40,310,119  2,880  Series F
Insured Dividend        (NVG)     29,807,822  3,160  Series M
Advantage                                     3,080  Series T
                                              3,080  Series TH
Insured Tax-Free        (NEA)     18,512,923  2,880  Series T
Advantage                                     2,880  Series W
Municipal High          (NMZ)     23,183,308  3,000  Series M
Income                                        1,600  Series T
                                              1,600  Series W
Select Maturities       (NIM)     12,394,977    N/A
Select Portfolio        (NXP)     16,378,096    N/A
Select Portfolio 2      (NXQ)     17,607,068    N/A
Select Portfolio 3      (NXR)     12,964,124    N/A
California Portfolio    (NXC)      6,257,070    N/A
New York Portfolio      (NXN)      3,908,223    N/A

--------------------------------------------------------------------------------

* The common shares of all of the Funds are listed on the New York Stock Exchange, except NXZ, NZF, NVG, NEA and NMZ, which are listed on the American Stock Exchange.

ELECTION OF BOARD MEMBERS

GENERAL

At each Fund's Annual Meeting, Board Members are to be elected to serve until the next Annual Meeting or until their successors shall have been duly elected and qualified. Under the terms of each Fund's organizational documents (except Municipal Value, Municipal Income, Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio, New York Portfolio and Select Maturities), under normal circumstances, holders of MuniPreferred are entitled to elect two
(2) Board Members, and the remaining Board Members are to be elected by holders of Common Shares and MuniPreferred, voting together as a single class. Pursuant to the organizational documents of Municipal Value and Municipal Income, the Board is divided into three classes, with each class being elected to serve a term of three years. For each of Municipal Value and Municipal Income, three (3) Board Members are nominated to be elected at this meeting to serve for multiple year terms.

A. FOR PREMIUM INCOME, PERFORMANCE PLUS, MUNICIPAL ADVANTAGE, MUNICIPAL MARKET OPPORTUNITY, INVESTMENT QUALITY, INSURED QUALITY, SELECT QUALITY, QUALITY INCOME, INSURED MUNICIPAL OPPORTUNITY, PREMIER MUNICIPAL, PREMIER INSURED, PREMIUM INCOME 2, PREMIUM INCOME 4, INSURED PREMIUM INCOME 2, DIVIDEND ADVANTAGE, DIVIDEND ADVANTAGE 2, DIVIDEND ADVANTAGE 3, INSURED DIVIDEND ADVANTAGE, INSURED TAX-FREE ADVANTAGE AND MUNICIPAL HIGH INCOME:

      (i) Five (5) Board Members are to be elected by holders of Common Shares and MuniPreferred, voting together as a single class. Board Members Bremner, Brown, Evans, Hunter and Stockdale are nominees for election by all shareholders.

     (ii) Holders of MuniPreferred, each series voting together as a single class, are entitled to elect two (2) of the Board Members. Board Members Schneider and Schwertfeger are nominees for election by holders of MuniPreferred.

B. FOR MUNICIPAL VALUE AND MUNICIPAL INCOME: The Boards of Municipal Value and Municipal Income have designated Board Members Brown and Schwertfeger as Class I and Class III Board Members, respectively, and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2007, and until their successors have been duly elected and qualified. The Boards of Municipal Value and Municipal Income have designated Board Member Hunter as a Class II and Class I Board Member, respectively, and as a nominee for a term expiring at the annual meeting of shareholders in 2005. The remaining Board Members Bremner, Evans, Schneider and Stockdale, are current and continuing Board Members. The Boards of Municipal Value and Municipal Income have designated Board Members Bremner, Evans, Schneider and Stockdale as continuing Class III and Class II Board Members, respectively, for terms that expire in 2006.

C. FOR SELECT PORTFOLIO, SELECT PORTFOLIO 2, SELECT PORTFOLIO 3, CALIFORNIA
   PORTFOLIO, NEW YORK PORTFOLIO AND SELECT MATURITIES:   Board Members Bremner,
   Brown, Evans, Hunter, Schneider, Stockdale and Schwertfeger are nominees for election by all shareholders.

For each Minnesota Corporation, the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting will be required to elect the Board Members of that Minnesota Corporation. For each Massachusetts Business Trust, the affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be required to elect the Board Members of that Massachusetts Business Trust.

Under each Fund's retirement policy for Independent Board Members, which provides that Independent Board Members will retire at the earlier of age 72 or after board service of 15 years, current trustees Thomas E. Leafstrand and Sheila W. Wellington will be retiring on June 30, 2004 and will therefore not stand for re-election. In addition, current trustees Anne E. Impellizzeri, William L. Kissick and Peter R. Sawers, who will not then have reached the age or service period at which retirement would be called for under the retirement policy, will also be retiring on June 30, 2004 and will therefore not stand for re-election.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by that Fund's present Board.

All of the Board Member nominees except Board Member Hunter were last elected to the Board at the 2003 annual meeting of shareholders. Board Member Hunter was appointed to each Board on May 16, 2004. Mr. Hunter is presented in this Joint Proxy Statement as a nominee for election by shareholders. Mr. Hunter was nominated by the Nominating and Governance Committee.

Other than Mr. Schwertfeger, none of the Board Member nominees has ever been a director or an employee of Nuveen Investments, Inc. ("Nuveen") or any affiliate.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

BOARD NOMINEES

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    NUMBER OF
                                                                                                                   PORTFOLIOS
                                                                                                                      IN FUND
                                                                                                                      COMPLEX
                                    POSITION(S)     TERM OF OFFICE AND                                               OVERSEEN
         NAME, ADDRESS                HELD WITH         LENGTH OF TIME                  PRINCIPAL OCCUPATION(S)      BY BOARD
         AND BIRTH DATE                    FUND               SERVED**                      DURING PAST 5 YEARS        MEMBER
-----------------------------------------------------------------------------------------------------------------------------
Nominees who are not interested
persons of the Fund
--------------------------------
Robert P. Bremner                   Board          Term: Annual Length    Private Investor and Management                144
333 West Wacker Drive               Member         of Service: Since      Consultant.
Chicago, IL 60606                                  1996
(8/22/40)
Lawrence H. Brown                   Board          Term: Annual Length    Retired (1989) as Senior Vice                  144
333 West Wacker Drive               Member         of Service: Since      President of The Northern Trust
Chicago, IL 60606                                  1993                   Company; Director, Community Advisory
(7/29/34)                                                                 Board for Highland Park and Highwood,
                                                                          United Way of the North Shore (since
                                                                          2002).
Jack B. Evans                       Board          Term: Annual Length    President, The Hall-Perrine                    144
333 West Wacker Drive               Member         of Service: Since      Foundation (a private philanthropic
Chicago, IL 60606                                  1999                   corporation); Director, Alliant
(10/22/48)                                                                Energy; Director and Vice Chairman
                                                                          United Fire & Casualty Company;
                                                                          formerly, Director, Federal Reserve
                                                                          Bank of Chicago; previously,
                                                                          President and Chief Operating
                                                                          Officer, SCI Financial Group, Inc. (a
                                                                          regional financial services firm).
William C. Hunter                   Board          Since 1999 Term:       Dean and Distinguished Professor of            144
333 West Wacker Drive               Member         Annual Length of       Finance, School of Business at the
Chicago, IL 60606                                  Service: Since 2004    University of Connecticut; previously
(3/6/48)                                                                  Senior Vice President and Director of
                                                                          Research at the Federal Reserve Bank
                                                                          of Chicago (1995-2003); Director,
                                                                          Credit Research Center at Georgetown
                                                                          University; Director of Xerox
                                                                          Corporation (since 2004).
William J. Schneider                Board          Term: Annual Length    Senior Partner and Chief Operating             144
333 West Wacker Drive               Member         of Service: Since      Officer, Miller-Valentine Group, Vice
Chicago, IL 60606                                  1996                   President, Miller- Valentine Realty,
(9/24/44)                                                                 a construction company; Chair, Miami
                                                                          Valley Hospital; Chair, Dayton
                                                                          Development Coalition; formerly,
                                                                          Member, Community Advisory Board,
                                                                          National City Bank, Dayton, Ohio; and
                                                                          Business Advisory Council, Cleveland
                                                                          Federal Reserve Bank.
Judith M. Stockdale                 Board          Term: Annual Length    Executive Director, Gaylord and                144
333 West Wacker Drive               Member         of Service: Since      Dorothy Donnelley Foundation (since
Chicago, IL 60606                                  1997                   1994); prior thereto, Executive
(12/29/47)                                                                Director, Great Lakes Protection Fund
                                                                          (1990-1994).

Nominee who is an interested
person of the Fund
-----------------------------------------------------------------------------------------------------------------------------
*Timothy R. Schwertfeger            Chairman of    Term: Annual Length    Chairman and Director (since 1996) of          144
333 West Wacker Drive               the Board      of Service: Since      Nuveen Investments, Inc. and Nuveen
Chicago, IL 60606                   and Board      1996                   Investments, LLC; Director (since
(3/28/49)                           Member                                1992) and Chairman (since 1996) of
                                                                          Nuveen Advisory Corp. and Nuveen
                                                                          Institutional Advisory Corp.;
                                                                          Chairman and Director (since 1997) of
                                                                          Nuveen Asset Management, Inc.;
                                                                          Director (since 1996) of
                                                                          Institutional Capital Corporation;
                                                                          Chairman and Director (since 1999) of
                                                                          Rittenhouse Asset Management, Inc.;
                                                                          Chairman of Nuveen Investments
                                                                          Advisers, Inc. (since 2002).

--------------------------------  -------------

                                          OTHER
                                  DIRECTORSHIPS
                                        HELD BY
         NAME, ADDRESS                    BOARD
         AND BIRTH DATE                  MEMBER
--------------------------------  -------------
Nominees who are not interested
persons of the Fund
--------------------------------
Robert P. Bremner                           N/A
333 West Wacker Drive
Chicago, IL 60606
(8/22/40)
Lawrence H. Brown                 See Principal
333 West Wacker Drive                Occupation
Chicago, IL 60606                   Description
(7/29/34)
Jack B. Evans                     See Principal
333 West Wacker Drive                Occupation
Chicago, IL 60606                   Description
(10/22/48)
William C. Hunter                 See Principal
333 West Wacker Drive                Occupation
Chicago, IL 60606                   Description
(3/6/48)
William J. Schneider                        N/A
333 West Wacker Drive
Chicago, IL 60606
(9/24/44)
Judith M. Stockdale                         N/A
333 West Wacker Drive
Chicago, IL 60606
(12/29/47)
Nominee who is an interested
person of the Fund
--------------------------------
*Timothy R. Schwertfeger          See Principal
333 West Wacker Drive                Occupation
Chicago, IL 60606                   Description
(3/28/49)

--------------------------------------------------------------------------------
 * "Interested person" as defined in the Investment Company Act of 1940 ("1940 Act"), by reason of being an officer and director of each Fund's adviser.

** Length of Service indicates the year in which the individual became a Trustee or Director of a fund in the Nuveen fund complex. Mr. Hunter has served as a Trustee or Director of each Fund since February 2004 and May 2004 for the Boards of the Minnesota Corporations and Massachusetts Business Trusts respectively.

BENEFICIAL OWNERSHIP

The following table lists the dollar range of equity securities beneficially owned by each Board Member nominee in each Fund and in all Nuveen Funds overseen by the Board Member nominee as of December 31, 2003.

                               DOLLAR RANGE OF EQUITY SECURITIES
------------------------------------------------------------------------------------------------
                                                                                       MUNICIPAL
                         MUNICIPAL   MUNICIPAL   PREMIUM   PERFORMANCE   MUNICIPAL        MARKET
BOARD MEMBER NOMINEES        VALUE      INCOME    INCOME          PLUS   ADVANTAGE   OPPORTUNITY
------------------------------------------------------------------------------------------------
Robert P. Bremner                0           0         0             0           0             0
Lawrence H. Brown              $0-           0   $10,001-            0           0             0
                           $10,000               $50,000
Jack B. Evans                    0           0         0             0           0             0
William C. Hunter                0           0         0             0           0             0
William J. Schneider             0           0         0             0           0             0
Timothy R. Schwertfeger       Over           0      Over          Over        Over          Over
                          $100,000               $100,000     $100,000    $100,000      $100,000
Judith M. Stockdale              0           0         0             0           0           $0-
                                                                                         $10,000

                             DOLLAR RANGE OF EQUITY SECURITIES
-----------------------  ------------------------------------------

                         INVESTMENT   INSURED     SELECT    QUALITY
BOARD MEMBER NOMINEES       QUALITY   QUALITY    QUALITY     INCOME
-----------------------  ------------------------------------------
Robert P. Bremner                 0         0          0          0
Lawrence H. Brown                 0         0          0   $10,001-
                                                            $50,000
Jack B. Evans                     0         0          0          0
William C. Hunter                 0         0          0          0
William J. Schneider              0         0          0          0
Timothy R. Schwertfeger           0         0   $50,001-       Over
                                                $100,000   $100,000
Judith M. Stockdale               0         0          0          0

                                  DOLLAR RANGE OF EQUITY SECURITIES
------------------------------------------------------------------------------------------------------
                            INSURED                                                INSURED
BOARD MEMBER              MUNICIPAL     PREMIER   PREMIER    PREMIUM    PREMIUM    PREMIUM    DIVIDEND
NOMINEES                OPPORTUNITY   MUNICIPAL   INSURED   INCOME 2   INCOME 4   INCOME 2   ADVANTAGE
------------------------------------------------------------------------------------------------------
Robert P. Bremner                 0           0         0          0          0          0           0
Lawrence H. Brown          $10,001-           0         0          0          0          0    $10,001-
                            $50,000                                                            $50,000
Jack B. Evans                     0           0         0          0          0          0           0
William C. Hunter                 0           0         0          0          0          0           0
William J. Schneider              0           0         0          0          0          0           0
Timothy R.
  Schwertfeger             $50,000-           0         0       Over          0          0           0
                           $100,000                         $100,000
Judith M. Stockdale               0    $10,001-         0         0-          0          0    $10,001-
                                        $50,000              $10,000                           $50,000
------------------------------------------------------------------------------------------------------

                          DOLLAR RANGE OF EQUITY SECURITIES
----------------------  -------------------------------------
                                                      INSURED
BOARD MEMBER               DIVIDEND      DIVIDEND    DIVIDEND
NOMINEES                ADVANTAGE 2   ADVANTAGE 3   ADVANTAGE
----------------------  -------------------------------------
Robert P. Bremner                 0             0           0
Lawrence H. Brown                 0             0           0
Jack B. Evans                     0             0           0
William C. Hunter                 0             0           0
William J. Schneider              0             0           0
Timothy R.
  Schwertfeger                 Over             0           0
                           $100,000
Judith M. Stockdale               0             0           0
----------------------

                                      DOLLAR RANGE OF EQUITY SECURITIES
--------------------------------------------------------------------------------------------------------------

                         INSURED   MUNICIPAL
BOARD MEMBER            TAX-FREE        HIGH       SELECT      SELECT        SELECT        SELECT   CALIFORNIA
NOMINEES               ADVANTAGE      INCOME   MATURITIES   PORTFOLIO   PORTFOLIO 2   PORTFOLIO 3    PORTFOLIO
--------------------------------------------------------------------------------------------------------------
Robert P. Bremner              0    $10,001-            0           0             0             0            0
                                     $50,000
Lawrence H. Brown              0           0     $10,001-           0             0             0            0
                                                 $50,0000
Jack B. Evans                  0           0            0           0             0             0            0
William C. Hunter              0           0            0           0             0             0            0
William J. Schneider           0           0            0           0             0             0            0
Timothy R.
  Schwertfeger                 0           0            0           0             0             0            0
Judith M. Stockdale            0           0            0           0             0             0            0
--------------------------------------------------------------------------------------------------------------

                         DOLLAR RANGE OF EQUITY SECURITIES
---------------------  -------------------------------------
                                   AGGREGATE DOLLAR RANGE OF
                                    EQUITY SECURITIES IN ALL
                                       REGISTERED INVESTMENT
                                       COMPANIES OVERSEEN BY
                             NEW       BOARD MEMBER NOMINEES
BOARD MEMBER                YORK     IN FAMILY OF INVESTMENT
NOMINEES               PORTFOLIO                COMPANIES(1)
---------------------  -------------------------------------
Robert P. Bremner              0               Over $100,000)
                                              (19,497 shares
Lawrence H. Brown              0               Over $100,000)
                                              (19,787 shares
Jack B. Evans                  0               Over $100,000)
                                              (15,503 shares
William C. Hunter              0                           0
William J. Schneider           0               Over $100,000)
                                              (60,647 shares
Timothy R.
  Schwertfeger                 0               Over $100,000)
                                             (550,472 shares
Judith M. Stockdale            0               Over $100,000)
                                               (6,038 shares
---------------------

(1) The amounts reflect the aggregate dollar range of equity securities and the number of shares beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by each Board Member.

The following table sets forth, for each trustee/director and for the trustees/directors and officers as a group, the amount of shares beneficially owned in each Fund as of December 31, 2003. The information as to beneficial ownership is based on statements furnished by each trustee/director and officer.

         FUND SHARES OWNED BY TRUSTEES/DIRECTORS AND OFFICERS(1)
--------------------------------------------------------------------------

                             MUNICIPAL   MUNICIPAL   PREMIUM   PERFORMANCE
BOARD MEMBER NOMINEES            VALUE      INCOME    INCOME          PLUS
--------------------------------------------------------------------------
William E. Bennett(2)                0           0         0             0
Robert P. Bremner                    0           0         0             0
Lawrence H. Brown                1,000           0     1,000             0
Jack B. Evans                        0           0         0             0
William C. Hunter                    0           0         0             0
Anne E. Impellizzeri(3)              0           0         0             0
William L. Kissick(3)                0           0         0             0
Thomas E. Leafstrand(3)          2,500           0         0         1,500
Peter R. Sawers(3)                   0       2,902         0             0
William J. Schneider                 0           0         0             0
Timothy R. Schwertfeger         24,078           0    68,485        14,000
Judith M. Stockdale                  0           0         0             0
Sheila W. Wellington(3)          1,500           0     2,000             0
ALL TRUSTEES/DIRECTORS AND
  OFFICERS
  AS A GROUP                    32,985       2,902    76,745        20,300
--------------------------------------------------------------------------

         FUND SHARES OWNED        FUND SHARES OWNED BY TRUSTEES/DIRECTORS AND OFFICERS(1)
---------------------------  ------------------------------------------------------------------
                                           MUNICIPAL
                             MUNICIPAL        MARKET   INVESTMENT   INSURED    SELECT   QUALITY
BOARD MEMBER NOMINEES        ADVANTAGE   OPPORTUNITY      QUALITY   QUALITY   QUALITY    INCOME
---------------------------  ------------------------------------------------------------------
William E. Bennett(2)                0             0            0         0         0        0
Robert P. Bremner                    0             0            0         0         0        0
Lawrence H. Brown                    0             0            0         0         0      889
Jack B. Evans                        0             0            0         0         0        0
William C. Hunter                    0             0            0         0         0        0
Anne E. Impellizzeri(3)              0             0            0         0         0        0
William L. Kissick(3)                0             0            0         0         0        0
Thomas E. Leafstrand(3)              0             0            0         0         0        0
Peter R. Sawers(3)               2,086             0            0     2,027         0        0
William J. Schneider                 0             0            0         0         0        0
Timothy R. Schwertfeger          6,594        21,000            0         0     5,000   22,300
Judith M. Stockdale                  0           682            0         0         0        0
Sheila W. Wellington(3)              0         1,000            0         0         0        0
ALL TRUSTEES/DIRECTORS AND
  OFFICERS
  AS A GROUP                    11,430        22,682        4,437     8,138     7,230   23,189
---------------------------

(1) The numbers include share equivalents of certain Nuveen Funds in which the trustee/director is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Trustees/Directors as more fully described below.

(2) Resigned from each Fund's Board on April 30, 2004.

(3) Retiring from each Fund's Board on June 30, 2004 and not standing for re-election.

           FUND SHARES OWNED BY TRUSTEES/DIRECTORS AND OFFICERS(1)
------------------------------------------------------------------------------
                           INSURED
                         MUNICIPAL     PREMIER   PREMIER    PREMIUM    PREMIUM
BOARD MEMBER NOMINEES  OPPORTUNITY   MUNICIPAL   INSURED   INCOME 2   INCOME 4
------------------------------------------------------------------------------
William E. Bennett(2)            0           0         0          0          0
Robert P. Bremner                0           0         0          0          0
Lawrence H. Brown              824           0         0          0          0
Jack B. Evans                    0           0         0          0          0
William C. Hunter                0           0         0          0          0
Anne E.
  Impellizzeri(3)            1,000           0         0          0          0
William L. Kissick(3)            0           0         0          0          0
Thomas E.
  Leafstrand(3)                  0           0         0          0          0
Peter R. Sawers(3)             925           0         0          0          0
William J. Schneider             0           0         0          0     11,230
Timothy R.
  Schwertfeger               5,000           0         0     25,000          0
Judith M. Stockdale              0         796         0        663          0
Sheila W.
  Wellington(3)                  0           0     1,900          0          0
ALL
  TRUSTEES/DIRECTORS
  AND OFFICERS AS A
  GROUP                     40,845         796     1,900     27,501     11,230
------------------------------------------------------------------------------

           FUND SHARE    FUND SHARES OWNED BY TRUSTEES/DIRECTORS AND OFFICERS(1)
---------------------  ------------------------------------------------------------
                        INSURED                                             INSURED
                        PREMIUM    DIVIDEND      DIVIDEND      DIVIDEND    DIVIDEND
BOARD MEMBER NOMINEES  INCOME 2   ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3   ADVANTAGE
---------------------  ------------------------------------------------------------
William E. Bennett(2)         0           0             0             0           0
Robert P. Bremner             0           0             0             0           0
Lawrence H. Brown             0       1,000             0             0           0
Jack B. Evans                 0           0             0             0           0
William C. Hunter             0           0             0             0           0
Anne E.
  Impellizzeri(3)             0           0             0             0           0
William L. Kissick(3)         0           0             0             0           0
Thomas E.
  Leafstrand(3)               0       1,500             0             0           0
Peter R. Sawers(3)            0           0             0             0           0
William J. Schneider          0           0             0             0           0
Timothy R.
  Schwertfeger                0           0        25,000             0           0
Judith M. Stockdale           0         712             0             0           0
Sheila W.
  Wellington(3)               0           0             0             0           0
ALL
  TRUSTEES/DIRECTORS
  AND OFFICERS AS A
  GROUP                       0       4,212        30,000             0           0
---------------------

(1) The numbers include share equivalents of certain Nuveen Funds in which the trustee/director is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Trustees/Directors as more fully described below.

(2) Resigned from each Fund's Board on April 30, 2004.

(3) Retiring from each Fund's Board on June 30, 2004 and not standing for re-election.

                                     FUND SHARES OWNED BY TRUSTEES/DIRECTORS AND OFFICERS(1)
---------------------------------------------------------------------------------------------------------------------------------
                                INSURED   MUNICIPAL
                               TAX-FREE        HIGH       SELECT      SELECT        SELECT        SELECT   CALIFORNIA    NEW YORK
BOARD MEMBER NOMINEES         ADVANTAGE      INCOME   MATURITIES   PORTFOLIO   PORTFOLIO 2   PORTFOLIO 3    PORTFOLIO   PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
William E. Bennett(2)                 0           0            0           0             0             0            0          0
Robert P. Bremner                     0         660            0           0             0             0            0          0
Lawrence H. Brown                     0           0        1,116           0             0             0            0          0
Jack B. Evans                         0           0            0           0             0             0            0          0
William C. Hunter                     0           0            0           0             0             0            0          0
Anne E. Impellizzeri(3)               0           0            0           0             0             0            0          0
William L. Kissick(3)                 0           0            0       1,500         1,000         1,000            0          0
Thomas E. Leafstrand(3)               0           0            0       3,975         1,800           302            0          0
Peter R. Sawers(3)                    0           0        2,623           0             0             0            0          0
William J. Schneider                  0           0            0           0             0             0            0          0
Timothy R. Schwertfeger               0           0            0           0             0             0            0          0
Judith M. Stockdale                   0           0            0           0             0             0            0          0
Sheila W. Wellington(3)               0           0            0       1,000         1,000         2,000            0          0
ALL TRUSTEES/DIRECTORS AND
  OFFICERS AS A GROUP                 0         660        3,739       6,475         3,800         3,302            0          0
---------------------------------------------------------------------------------------------------------------------------------

(1) The numbers include share equivalents of certain Nuveen Funds in which the trustee/director is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Trustees/Directors as more fully described below.

(2) Resigned from each Fund's Board on April 30, 2004.

(3) Retiring from each Fund's Board on June 30, 2004 and not standing for re-election.

On December 31, 2003, Board Members and executive officers as a group beneficially owned 993,608 common shares of all funds managed by Nuveen Advisory Corp. ("NAC") and Nuveen Institutional Advisory Corp ("NIAC," together with NAC, the "Advisers") (includes Deferred Units and shares held by the executive officers in Nuveen's 401(k)/profit sharing plan). Each Board Member's individual beneficial shareholdings of each Fund constitute less than 1% of the outstanding shares of each Fund. As of June 7, 2004, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding common shares of each Fund. As of June 7, 2004, no shareholder beneficially owned more than 5% of any class of shares of any Fund.

Board Member Schwertfeger sold 310,000 shares of Class A Stock of Nuveen Investments, Inc., the Adviser's parent company, on the New York Stock Exchange between April 1, 2003 and March 31, 2004 (the fiscal year of Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio, New York Portfolio and Select Maturities). Board Member Schwertfeger received $7,282,923.71 in exchange for his shares of Nuveen stock.

COMPENSATION

For all Nuveen funds overseen, Independent Board Members receive a $65,000 annual retainer plus (a) a fee of $2,000 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $1,000 per day for attendance in person where such in-person attendance is required and $500 per day for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $1,000 per day for attendance in person at an audit committee meeting where in-person attendance is required and $500 per day for attendance by telephone or in person where in-person attendance is not required; (d) a fee of $500 per day for attendance in person or by telephone for a meeting of the dividend committee; and (e) a fee of $500 per day for attendance in person at all other committee meetings on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per day for attendance by telephone or in person at such meetings where in-person attendance is not required (except that the Executive Committees acting as the Pricing Committee will receive $100 per day), plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the Chairpersons of the Audit, Compliance, Risk Management and Regulatory Oversight, and Nominating and Governance Committees shall receive $5,000 to be paid as an addition to the annual retainer paid to such individuals. When ad hoc committees are organized, the Board may provide for additional compensation to be paid to the members of such committees. The annual retainer, fees and expenses are allocated among the funds managed by each Fund's adviser, NAC or NIAC (as applicable), on the basis of relative net asset sizes although fund management may, in its discretion, establish a minimum amount to be allocated to each fund. As noted above, Board Members Impellizzeri, Kissick and Sawers will retire on June 30, 2004. It is contemplated that these three Board Members will each receive a payment at the time of their retirement as partial compensation for the earnings they would have received if they had continued as Independent Board Members until the time specified in the current retirement policy. The Board Member affiliated with Nuveen and the Advisers serves without any compensation from the Funds.

The boards of certain Nuveen funds (the "Participating Funds") established a Deferred Compensation Plan for Independent Board Members ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, Independent Board Members of the Participating Funds may defer receipt of all, or a portion, of the compensation they earn for their services to the Participating Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more eligible Nuveen funds. Each Independent Board Member, other than Mr. Brown, has elected to defer at least a portion of his or her fees. Each of the Funds except Municipal Income, Municipal High Income and Select Maturities are Participating Funds under the Deferred Compensation Plan.

The table below shows, for each Board Member who is not affiliated with Nuveen or the Advisers, the aggregate compensation (i) paid by each Fund to each Board Member for its last fiscal year and (ii) paid (including deferred fees) for service on the boards of the Nuveen open-end and closed-end funds managed by NAC ("NAC Funds") and NIAC ("NIAC Funds") for the calendar year ended 2003. Mr. Schwertfeger, a Board Member who is an interested person of the Funds, does not receive any compensation from the Funds or any Nuveen funds.

                    AGGREGATE COMPENSATION FROM THE FUNDS(1)

--------------------------------------------------------------------------------------------------------
                                                                                               MUNICIPAL
                               MUNICIPAL   MUNICIPAL     PREMIUM   PERFORMANCE   MUNICIPAL        MARKET
BOARD MEMBER NOMINEES              VALUE      INCOME      INCOME          PLUS   ADVANTAGE   OPPORTUNITY
--------------------------------------------------------------------------------------------------------
Robert P. Bremner                    893          --         682          650          476          492
Lawrence H. Brown                  3,848         192       2,940        2,800        2,050        2,109
Jack B. Evans                        910          40         695          662          485          501
William C. Hunter                     --          --          --           --           --           --
William J. Schneider               4,164         190       3,181        3,029        2,218        2,282
Judith M. Stockdale                3,688         168       2,814        2,679        1,957        2,014
--------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------

                                INVESTMENT     INSURED      SELECT     QUALITY
BOARD MEMBER NOMINEES              QUALITY     QUALITY     QUALITY      INCOME
------------------------------------------------------------------------------
Robert P. Bremner                     399          425         369         585
Lawrence H. Brown                   1,724        1,832       1,592       2,508
Jack B. Evans                         406          433         376         596
William C. Hunter                      --           --          --          --
William J. Schneider                1,865        1,982       1,722       2,713
Judith M. Stockdale                 1,643        1,748       1,516       2,398
------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                   INSURED                                                     INSURED
                                 MUNICIPAL     PREMIER     PREMIER     PREMIUM     PREMIUM     PREMIUM
BOARD MEMBER NOMINEES          OPPORTUNITY   MUNICIPAL     INSURED    INCOME 2    INCOME 4    INCOME 2
------------------------------------------------------------------------------------------------------
Robert P. Bremner                     911          218         215         449         422         371
Lawrence H. Brown                   3,907          954         939       1,939       1,831       1,602
Jack B. Evans                         828          222         219         457         430         378
William C. Hunter                      --           --          --          --          --          --
William J. Schneider                4,227        1,032       1,016       2,098       1,982       1,733
Judith M. Stockdale                 3,747          901         887       1,850       1,746       1,525
------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                                                                          INSURED
                                 DIVIDEND      DIVIDEND      DIVIDEND    DIVIDEND
BOARD MEMBER NOMINEES           ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3   ADVANTAGE
---------------------------------------------------------------------------------
Robert P. Bremner                     412          307           419          320
Lawrence H. Brown                   1,774        1,331         1,807        1,392
Jack B. Evans                         420          312           427          326
William C. Hunter                      --           --            --           --
William J. Schneider                1,919        1,440         1,903        1,465
Judith M. Stockdale                 1,691        1,264         1,771        1,359
---------------------------------------------------------------------------------

                    AGGREGATE COMPENSATION FROM THE FUNDS(1)

-------------------------------------------------------------------------------------------

                                INSURED    MUNICIPAL
                               TAX-FREE      HIGH        SELECT      SELECT       SELECT
BOARD MEMBER NOMINEES          ADVANTAGE    INCOME     MATURITIES   PORTFOLIO   PORTFOLIO 2
-------------------------------------------------------------------------------------------
Robert P. Bremner                     --          --          --          792          830
Lawrence H. Brown                    685          --         273          245          257
Jack B. Evans                        193          --         113        1,085        1,138
William C. Hunter                     --          --          --           --           --
William J. Schneider                 631          --         272          260          273
Judith M. Stockdale                  599          --         259          241          253
-------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                                                                               TOTAL
                                                                        COMPENSATION
                                                                         FROM NUVEEN
                                                                       FUNDS PAID TO
                                  SELECT      CALIFORNIA   NEW YORK            BOARD
BOARD MEMBER NOMINEES           PORTFOLIO 3   PORTFOLIO    PORTFOLIO         MEMBERS
------------------------------------------------------------------------------------
Robert P. Bremner                      603          297          185         99,200
Lawrence H. Brown                      187           92           57        100,750
Jack B. Evans                          827          407          253         70,583
William C. Hunter                       --           --           --             --
William J. Schneider                   199           97           61         98,750
Judith M. Stockdale                    184           90           56         94,000
------------------------------------------------------------------------------------

(1) Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. Total deferred fees for the Funds (including the return from the assumed investment in the eligible Nuveen Funds) payable are:

                                                DEFERRED FEES
    ------------------------------------------------------------------------------------------------------
                                                                                                 MUNICIPAL
                                             MUNICIPAL     PREMIUM   PERFORMANCE   MUNICIPAL        MARKET
    BOARD MEMBER NOMINEES                        VALUE      INCOME          PLUS   ADVANTAGE   OPPORTUNITY
    ------------------------------------------------------------------------------------------------------
    Robert P. Bremner                              893         682          650          476          492
    Jack B. Evans                                  231         176          168          123          127
    William C. Hunter                               --          --           --           --           --
    William J. Schneider                         4,164       3,181        3,029        2,218        2,282
    Judith M. Stockdale                            892         681          648          474          487
    ------------------------------------------------------------------------------------------------------

                                              DEFERRED FEES
    ------------------------------------------------------------------------------

                                    INVESTMENT     INSURED      SELECT     QUALITY
    BOARD MEMBER NOMINEES              QUALITY     QUALITY     QUALITY      INCOME
    ------------------------------------------------------------------------------
    Robert P. Bremner                     399          425         369         585
    Jack B. Evans                         103          110          95         151
    William C. Hunter                      --           --          --          --
    William J. Schneider                1,865        1,982       1,722       2,713
    Judith M. Stockdale                   398          423         367         580
    ------------------------------------------------------------------------------

                                                DEFERRED FEES
    ------------------------------------------------------------------------------------------------------
                                       INSURED                                                     INSURED
                                     MUNICIPAL     PREMIER     PREMIER     PREMIUM     PREMIUM     PREMIUM
    BOARD MEMBER NOMINEES          OPPORTUNITY   MUNICIPAL     INSURED    INCOME 2    INCOME 4    INCOME 2
    ------------------------------------------------------------------------------------------------------
    Robert P. Bremner                     911          218         215         449         422         371
    Jack B. Evans                         235           56          56         116         109          96
    William C. Hunter                      --           --          --          --          --          --
    William J. Schneider                4,227        1,032       1,016       2,098       1,982       1,733
    Judith M. Stockdale                   907          218         215         448         422         369
    ------------------------------------------------------------------------------------------------------

                                                      DEFERRED FEES
    ---------------------------------------------------------------------------------
                                                                              INSURED
                                     DIVIDEND      DIVIDEND      DIVIDEND    DIVIDEND
    BOARD MEMBER NOMINEES           ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3   ADVANTAGE
    ---------------------------------------------------------------------------------
    Robert P. Bremner                     412          307           419          320
    Jack B. Evans                         106           79           108           83
    William C. Hunter                      --           --            --           --
    William J. Schneider                1,919        1,440         1,472        1,133
    Judith M. Stockdale                   409          306           357          274
    ---------------------------------------------------------------------------------

                                                       DEFERRED FEES
    --------------------------------------------------------------------------------------------------------------------
                                                                 INSURED
                                                                TAX-FREE          SELECT          SELECT          SELECT
    BOARD MEMBER NOMINEES                                      ADVANTAGE       PORTFOLIO     PORTFOLIO 2     PORTFOLIO 3
    --------------------------------------------------------------------------------------------------------------------
    Robert P. Bremner                                                 --             792             830             603
    Jack B. Evans                                                     --             300             315             229
    William C. Hunter                                                 --              --              --              --
    William J. Schneider                                              --             260             273             199
    Judith M. Stockdale                                               --              63              66              48
    --------------------------------------------------------------------------------------------------------------------

                                                             DEFERRED FEES
    ------------------------------------------------------------------------------

                                                        CALIFORNIA        NEW YORK
    BOARD MEMBER NOMINEES                                PORTFOLIO       PORTFOLIO
    ------------------------------------------------------------------------------
    Robert P. Bremner                                          297             185
    Jack B. Evans                                              112              70
    William C. Hunter                                           --              --
    William J. Schneider                                        97              61
    Judith M. Stockdale                                         24              15
    ------------------------------------------------------------------------------

Nuveen Investments, Inc. maintains charitable contributions programs to encourage the active support and involvement of individuals in the civic activities of their community. These programs include a matching contributions program and a direct contributions program. The Independent Board Members of the funds managed by NAC or NIAC are eligible to participate in the charitable contributions program of Nuveen Investments, Inc. Under the matching program, Nuveen Investments, Inc. will match the personal contributions of a Board Member to Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year. Under its direct (non-matching) program, Nuveen Investments, Inc. makes contributions to qualifying Section 501(c)(3) organizations, as approved by the Corporate Contributions Committee of Nuveen Investments, Inc. The Independent Board Members are also eligible to submit proposals to the Committee requesting that contributions be made under this program to Section 501(c)(3) organizations identified by the Board Member, in an aggregate amount not to exceed $5,000 during any calendar year. Any contributions made by Nuveen Investments, Inc. under the direct program is made solely at the discretion of the Corporate Contributions Committee.

COMMITTEES

The Board has five standing committees: the executive committee, the audit committee, the nominating and governance committee, the dividend committee and the compliance, risk management and regulatory oversight committee.

Robert P. Bremner, Judith M. Stockdale and Timothy R. Schwertfeger currently serve as members of the executive committee of the Board. The executive committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board; provided that the scope of the powers of the executive committee, unless otherwise specifically authorized by the full Board, is limited to: (i) emergency matters where assembly of the full Board is impracticable (in which case management will take all reasonable steps to quickly notify each individual Board Member of the actions taken by the executive committee) and (ii) matters of an administrative or ministerial nature. The executive committee of each Fund held no meetings during its last fiscal year, except the executive committee held two meetings for Insured Tax-Free Advantage during its last fiscal year.

Lawrence H. Brown, Jack B. Evans and Timothy R. Schwertfeger are current members of the dividend committee. The dividend committee is authorized to declare distributions on the Funds' shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The dividend committee of each Fund held six meetings during the its last fiscal year, except the dividend committee of Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio, New York Portfolio and Select Maturities held five meetings during the last fiscal year.

Lawrence H. Brown, William C. Hunter, William J. Schneider and Judith M. Stockdale are current members of the compliance, risk management and regulatory oversight committee for the Board. The compliance, risk management and regulatory oversight committee is responsible for the oversight of compliance issues, risk management, and other regulatory matters affecting the Funds which are not otherwise the jurisdiction of the other Board committees. As part of its duties regarding compliance matters the committee is responsible for the oversight of the Pricing Procedures of the Funds and the Valuation Group. The compliance, risk management and regulatory oversight committee of each Fund held one meeting during its last fiscal year.

Each Fund's Board has an audit committee, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), composed of Independent Board Members who are "independent" as that term is defined in the New York Stock Exchange's listing standards pertaining to closed-end funds. The audit committee monitors the accounting and reporting policies and practices of the Funds, the quality and integrity of the financial statements of the Funds, compliance by the Funds with legal and regulatory requirements and the independence and performance of the external and internal auditors. The audit committee reviews the work and any recommendations of the Funds' independent auditors. Based on such review, it is authorized to make recommendations to the Board. The Boards recently adopted a revised Audit Committee Charter that conforms to the new listing standards of the New York Stock Exchange. A copy of the Audit Committee Charter is attached to the proxy statement as Appendix A. The audit committee of each Fund held four meetings during its last fiscal year, except Municipal High Income held no audit committee meetings.

Each Fund has a nominating and governance committee composed entirely of Board Members who are not "interested persons" (as that term is defined in the 1940
Act) of the Funds. The purpose of the nominating and governance committee is to seek, identify and recommend to the Board qualified candidates for election or appointment to each Fund's Board. In addition, the committee oversees matters of corporate governance, including the evaluation of Board performance and processes, and assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable. The committee operates under a written charter adopted and approved by the Boards, a copy of which is attached to the proxy statement as Appendix B. The nominating and governance committee charter is not available on the Funds' website. The nominating and governance committee of each Fund held four meetings during its last fiscal year, except Municipal High Income held no nominating and governance committee meetings.

The nominating and governance committee looks to many sources for recommendations of qualified Board Members, including current Board Members, members of the management company, current shareholders of the Funds, third party sources and any other persons or entities that may be deemed necessary or desirable by the committee. Shareholders of the Funds who wish to nominate a candidate to their Fund's Board should mail information to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. This information must include evidence of Fund ownership of the person or entity recommending the candidate, a full listing of the proposed candidate's education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is an "interested person" (as such term is defined in the 1940 Act) in relation to the Fund and such other information that would be helpful to the nominating and governance committee in evaluating the candidate. All satisfactorily completed information regarding candidates will be forwarded to the chairman of the nominating and governance committee and the outside counsel to the Independent Board Members. Recommendations for candidates to the Board will be evaluated in light of whether the number of Board Members is expected to change and whether the Board expects any vacancies. All nominations from Fund shareholders will be acknowledged, although there may be times when the committee is not actively recruiting new Board Members. In those circumstances nominations will be kept on file until active recruitment is under way.

The nominating and governance committee sets appropriate standards and requirements for nominations to the Board. In considering a candidate's qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as a non-"interested person" candidate, independence from the management company or other service providers. These experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills and experience, in the aggregate. All candidates must meet high expectations of personal integrity, governance experience and professional competence that are assessed on the basis of personal interviews, recommendations, or direct knowledge by committee members. The committee may use any process it deems appropriate for the purpose of evaluating candidates, which process may include, without limitation, personal interviews, background checks, written submissions by the candidates and third party references. There is no difference in the manner in which the nominating and governance committee evaluates nominees when the nominee is submitted by a shareholder. The nominating and governance committee reserves the right to make the final selection regarding the nomination of any Board Member.

The Board of each Fund held four regular quarterly meetings and three special meetings during the last fiscal year, except Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio, New York Portfolio and Select Maturities held five special meetings during its last fiscal year. During the last fiscal year, each Board Member attended 75% or more of each Fund's Board meetings and the committee meetings (if a member thereof). The policy of the Board relating to attendance by Board Members at annual meetings of the Funds and the number of Board Members who attended the 2003 Annual Meeting of Shareholders of each Fund is posted on the Funds' website at www.nuveen.com/mf and www.nuveen.com/etf.

THE OFFICERS

The following table sets forth information as of May 31, 2004 with respect to each officer other than Mr. Schwertfeger (who is a Board Member and is included in the table relating to nominees for the Board). Officers receive no compensation from the Funds. The officers of the Funds are elected by the Board on an annual basis to serve until successors are elected and qualified.

-----------------------------------------------------------------------------------------------------------------------
                                                  TERM OF OFFICE                                   NUMBER OF PORTFOLIOS
NAME, ADDRESS               POSITION(S) HELD       AND LENGTH OF          PRINCIPAL OCCUPATION(S)       IN FUND COMPLEX
AND BIRTHDATE                      WITH FUND        TIME SERVED*              DURING PAST 5 YEARS     SERVED BY OFFICER
-----------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman     Chief                Term: Annual        Managing Director (since 2002),                   144
333 West Wacker Drive    Administrative       Length of Service:  Assistant Secretary and
Chicago, IL 60606        Officer              Since 1988          Associate General Counsel,
(9/9/56)                                                          formerly, Vice President of
                                                                  Nuveen Investments, LLC;
                                                                  Managing Director (since 2002),
                                                                  General Counsel and Assistant
                                                                  Secretary, formerly, Vice
                                                                  President of Nuveen Advisory
                                                                  Corp. and Nuveen Institutional
                                                                  Advisory Corp.; Managing
                                                                  Director (since 2002) and
                                                                  Assistant Secretary and
                                                                  Associate General Counsel,
                                                                  formerly Vice President (since
                                                                  2000) of Nuveen Asset
                                                                  Management, Inc.; Assistant
                                                                  Secretary of Nuveen
                                                                  Investments, Inc. (since 1994);
                                                                  Assistant Secretary of NWQ
                                                                  Investment Management Company,
                                                                  LLC. (since 2002); Vice
                                                                  President and Assistant
                                                                  Secretary of Nuveen Investments
                                                                  Advisers Inc. (since 2002);
                                                                  Managing Director, Associate
                                                                  General Counsel and Assistant
                                                                  Secretary of Rittenhouse Asset
                                                                  Management, Inc. (since 2003);
                                                                  Chartered Financial Analyst.

Michael T. Atkinson      Vice President and   Term: Annual        Vice President (since 2002),                      144
333 West Wacker Drive    Assistant Secretary  Length of Service:  formerly Assistant Vice
Chicago, IL 606                               Since 2002          President (from 2000),
(2/3/66)                                                          previously, Associate of Nuveen
                                                                  Investments, LLC.

Paul L. Brennan          Vice President       Term: Annual        Vice President (since 2002),                      128
333 West Wacker Drive                         Length of Service:  formerly Assistant Vice
Chicago, IL 60606                             Since 1997          President (since 1997) of
(11/10/66)                                                        Nuveen Advisory Corp.;
                                                                  Chartered Financial Analyst and
                                                                  Certified Public Accountant.

-----------------------------------------------------------------------------------------------------------------------
                                                  TERM OF OFFICE                                   NUMBER OF PORTFOLIOS
NAME, ADDRESS               POSITION(S) HELD       AND LENGTH OF          PRINCIPAL OCCUPATION(S)       IN FUND COMPLEX
AND BIRTHDATE                      WITH FUND        TIME SERVED*              DURING PAST 5 YEARS     SERVED BY OFFICER
-----------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo        Vice President and   Term: Annual        Vice President of Nuveen                          144
333 West Wacker Drive    Treasurer            Length of Service:  Investments, LLC (since 1999);
Chicago, IL 60606                             Since 1999          prior thereto, Assistant Vice
(11/28/67)                                                        President (from 1997); Vice
                                                                  President and Treasurer (since
                                                                  1999) of Nuveen Investments,
                                                                  Inc.; Vice President and
                                                                  Treasurer (since 1999) of
                                                                  Nuveen Advisory Corp. and
                                                                  Nuveen Institutional Advisory
                                                                  Corp.; Vice President and
                                                                  Treasurer of Nuveen Asset
                                                                  Management, Inc. (since 2002)
                                                                  and of Nuveen Investments
                                                                  Advisers Inc. (since 2002);
                                                                  Assistant Treasurer of NWQ
                                                                  Investments Management Company,
                                                                  LLC. (since 2002); Vice
                                                                  President and Treasurer of
                                                                  Nuveen Rittenhouse Asset
                                                                  Management, Inc. (since 2003);
                                                                  Chartered Financial Analyst.

Susan M. DeSanto         Vice President       Term: Annual        Vice President of Nuveen                          144
333 West Wacker Drive                         Length of Service:  Advisory Corp. (since 2001);
Chicago, IL 60606                             Since 2001          previously, Vice President of
(9/8/54)                                                          Van Kampen Investment Advisory
                                                                  Corp. (from 1998).

Jessica R. Droeger       Vice President and   Term: Annual        Vice President (since 2002) and                   144
333 West Wacker Drive    Secretary            Length of Service:  Assistant General Counsel
Chicago, IL 60606                             Since 1998          (since 1998), formerly
(9/24/64)                                                         Assistant Vice President (from
                                                                  1998) of Nuveen Investments,
                                                                  LLC; Vice President (since
                                                                  2002) and Assistant Secretary
                                                                  (from 1998), formerly Assistant
                                                                  Vice President of Nuveen
                                                                  Advisory Corp. and Nuveen
                                                                  Institutional Advisory Corp.

Lorna C. Ferguson        Vice President       Term: Annual        Managing Director (since 2004),                   144
333 West Wacker Drive                         Length of Service:  formerly, Vice President (since
Chicago, IL 60606                             Since 1998          1998) of Nuveen Investments,
(10/24/45)                                                        LLC; Nuveen Advisory Corp. and
                                                                  Nuveen Institutional Advisory
                                                                  Corp.

William M. Fitzgerald    Vice President       Term: Annual        Managing Director (since 2001),                   144
333 West Wacker Drive                         Length of Service:  formerly Vice President (since
Chicago, IL 60606                             Since 1995          1995) of Nuveen Advisory Corp.
(3/2/64)                                                          and Nuveen Institutional
                                                                  Advisory Corp.; Managing
                                                                  Director of Nuveen Asset
                                                                  Management, Inc. (since 2001);
                                                                  Vice President of Nuveen
                                                                  Investments Advisers Inc.
                                                                  (since 2002); Chartered
                                                                  Financial Analyst.

Stephen D. Foy           Vice President and   Term: Annual        Vice President (since 1993) and                   144
333 West Wacker Drive    Controller           Length of Service:  Funds Controller (since 1998)
Chicago, IL 60606                             Since 1993          of Nuveen Investment, LLC; Vice
(5/31/54)                                                         President and Funds Controller
                                                                  (since 1998) of Nuveen
                                                                  Investments, Inc.; Certified
                                                                  Public Accountant.

J. Thomas Futrell        Vice President Vice  Term: Annual        Vice President of Nuveen                      128 128
333 West Wacker Drive    President            Length of Service:  Advisory Corp.; Chartered
Chicago, IL 60606                             Since 1992 Term:    Financial Analyst. Vice
(7/5/55)                                      Annual Length of    President of Nuveen Advisory
                                              Service: Since      Corp.
                                              1990

Steven J. Krupa          Vice President       Term: Annual        Vice President of Nuveen                          128
333 West Wacker Drive                         Length of Service:  Advisory Corp.
Chicago, IL 60606                             Since 1990
(8/21/57)

-----------------------------------------------------------------------------------------------------------------------
                                                  TERM OF OFFICE                                   NUMBER OF PORTFOLIOS
NAME, ADDRESS               POSITION(S) HELD       AND LENGTH OF          PRINCIPAL OCCUPATION(S)       IN FUND COMPLEX
AND BIRTHDATE                      WITH FUND        TIME SERVED*              DURING PAST 5 YEARS     SERVED BY OFFICER
-----------------------------------------------------------------------------------------------------------------------
David J. Lamb            Vice President       Term: Annual        Vice President of Nuveen                          144
333 West Wacker Drive                         Length of Service:  Investments, LLC (since 2000);
Chicago, IL 60606                             Since 2000          prior thereto, Assistant Vice
(3/22/63)                                                         President (from 1999); formerly
                                                                  Associate of Nuveen
                                                                  Investments, LLC; Certified
                                                                  Public Accountant.

Tina M. Lazar            Vice President       Term: Annual        Vice President of Nuveen                          144
333 West Wacker Drive                         Length of Service:  Investments, LLC (since 1999);
Chicago, IL 60606                             Since 2002          prior thereto, Assistant Vice
(8/27/61)                                                         President (since 1993) of
                                                                  Nuveen Investments, LLC.

Larry W. Martin          Vice President and   Term: Annual        Vice President, Assistant                         144
333 West Wacker Drive    Assistant Secretary  Length of Service:  Secretary and Assistant General
Chicago, IL 60606                             Since 1988          Counsel of Nuveen Investments,
(7/27/51)                                                         LLC; Vice President and
                                                                  Assistant Secretary of Nuveen
                                                                  Advisory Corp. and Nuveen
                                                                  Institutional Advisory Corp.;
                                                                  Assistant Secretary of Nuveen
                                                                  Investments, Inc.; Assistant
                                                                  Secretary of Nuveen Asset
                                                                  Management, Inc. (since 1997);
                                                                  Vice President (since 2000),
                                                                  Assistant Secretary and
                                                                  Assistant General Counsel
                                                                  (since 1998) of Rittenhouse
                                                                  Asset Management, Inc.; Vice
                                                                  President and Assistant
                                                                  Secretary of Nuveen Investments
                                                                  Advisers Inc. (since 2002);
                                                                  Assistant Secretary of NWQ
                                                                  Investment Management Company,
                                                                  LLC (since 2002).

John V. Miller           Vice President       Term: Annual        Vice President (since 2003),                      128
333 West Wacker Drive                         Length of Service   previously, credit analyst
Chicago, IL 60606                             Since 2003          (1996) of Nuveen Advisory
(4/10/67)                                                         Corp.); Chartered Financial
                                                                  Analyst.

Edward F. Neild, IV      Vice President       Term: Annual        Managing Director (since 2002),                   144
333 West Wacker Drive                         Length of Service:  formerly, Vice President (from
Chicago, IL 60606                             Since 1996          1996) of Nuveen Institutional
(7/7/65)                                                          Advisory Corp. and Nuveen
                                                                  Advisory Corp.; Managing
                                                                  Director of Nuveen Asset
                                                                  Management, Inc. (since 1999);
                                                                  Chartered Financial Analyst.

Daniel S. Solender       Vice President       Term: Annual        Vice President (since 2003), of                   128
333 West Wacker Drive                         Length of Service   Nuveen Advisory Corp.;
Chicago, IL 60606                             Since 2003          previously, Principal and
(10/27/65)                                                        portfolio manager with the
                                                                  Vanguard Group (1999-2003);
                                                                  prior thereto, Assistant Vice
                                                                  President of Nuveen Advisory
                                                                  Corp.; Chartered Financial
                                                                  Analyst.

Thomas C. Spalding       Vice President       Term: Annual        Vice President of Nuveen                          128
333 West Wacker Drive                         Length of Service   Advisory Corp. and Nuveen
Chicago, IL 60606                             Since 1982          Institutional Advisory Corp.;
(7/31/51)                                                         Chartered Financial Analyst.
-----------------------------------------------------------------------------------------------------------------------

* Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.

AUDIT COMMITTEE REPORT

The audit committee of the Board is responsible for assisting the Board in monitoring (1) the accounting and reporting policies and procedures of each Fund, (2) the quality and integrity of the Funds' financial statements, (3) each Fund's compliance with regulatory requirements, and (4) the independence and performance of each Fund's independent and internal auditors. Among other responsibilities, the committee reviews, in its oversight capacity, each Fund's annual financial statements with both management and the independent auditors and the committee meets periodically with the independent and internal auditors to consider their evaluation of each Fund's financial and internal controls. The committee also selects, retains, evaluates and may replace each Fund's independent auditors and determines their compensation, subject to ratification of the Board, if required. The committee is currently composed of three Board Members and operates under a written charter adopted and approved by the Board, a copy of which is attached as Appendix A. Each committee member is independent as defined by New York Stock Exchange or American Stock Exchange listing standards, as applicable.

The committee, in discharging its duties, has met with and held discussions with management and each Fund's independent and internal auditors. The committee has reviewed and discussed the audited financial statements with management. Management has represented to the independent auditors that each Fund's financial statements were prepared in accordance with generally accepted accounting principles. The committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). Each Fund's independent auditors provided to the committee the written disclosure required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the committee discussed with representatives of the independent auditors their firm's independence. As provided in the Audit Committee Charter, it is not the committee's responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund's financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the committee's review and discussions with management and the independent auditors, the representations of management and the report of the independent auditors to the committee, the committee has recommended that the Board include the audited financial statements in each Fund's Annual Report.

The members of the committee are:

Robert P. Bremner
Jack B. Evans
William J. Schneider

AUDIT AND RELATED FEES. The chart below provides the aggregate fees billed by Ernst & Young LLP for the fiscal year ended October 31, 2003 or March 31, 2004, as applicable, for each Fund: (i) for audit and non-audit services provided to each Fund; and (ii) for engagements for non-audit services pre-approved by the audit committee for the Advisers and certain entities controlling, controlled by, or under common control with the Advisers that provide ongoing services to each Fund ("Adviser Entities"), which engagements relate directly to the operations and financial reporting of each Fund.

----------------------------------------------------------------------------------------------------------
                                              AUDIT             AUDIT                                  ALL
                                            FEES(1)   RELATED FEES(2)       TAX FEES(3)      OTHER FEES(4)
                                            -------   ---------------   ---------------   ----------------
                                                              ADVISER           ADVISER            ADVISER
                                               FUND   FUND   ENTITIES   FUND   ENTITIES    FUND   ENTITIES
----------------------------------------------------------------------------------------------------------
Municipal Value...........................  41,700      --         --    731         --      --         --
Municipal Income..........................   6,658      --         --    367         --      --         --
Premium Income............................  32,929      --         --    641         --   2,350         --
Performance Plus..........................  31,515      --         --    627         --   2,350         --
Municipal Advantage.......................  24,384      --         --    552         --      --         --
Municipal Market Opportunity..............  24,892      --         --    559         --   2,350         --
Investment Quality........................  21,373      --         --    520         --   2,350         --
Insured Quality...........................  22,355      --         --    532         --   2,350         --
Select Quality............................  19,990      --         --    507         --   2,350         --

Quality Income.                             28,706     --         --    599         --   2,350         --
Insured Municipal Opportunity.............  42,082     --         --    739         --   2,350         --
Premier Municipal.........................  13,984     --         --    443         --   2,350         --
Premier Insured...........................  13,809     --         --    442         --   2,350         --
Premium Income 2..........................  23,415     --         --    541         --   2,350         --
Premium Income 4..........................  22,421     --         --    530         --   2,350         --
Insured Premium Income 2..................  20,167     --         --    508         --   2,350         --
Dividend Advantage........................  21,733     --         --    525         --   2,350         --
Dividend Advantage 2......................  17,534     --         --    481         --   2,350         --
Dividend Advantage 3......................  22,116     --         --    528         --   2,350         --
Insured Dividend Advantage................  18,130     --         --    487         --   1,800         --
Insured Tax-Free Advantage................  12,600     --         --     66         --   1,500         --
Municipal High Income.....................     N/A     --         --     --         --      --         --
Select Maturities.........................   8,210     --         --    385         --      --         --
Select Portfolio..........................  10,739     --         --    364         --      --         --
Select Portfolio 2........................  11,020     --         --    364         --      --         --
Select Portfolio 3........................   9,485     --         --    364         --      --         --
California Portfolio......................   7,419     --         --    364         --      --         --
New York Portfolio........................   6,652     --         --    364         --      --         --
---------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees."

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees," "Audit Related Fees" and "Tax Fees."

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. Generally, the audit committee must approve (i) all non-audit services to be performed for each Fund by its independent accountants and (ii) all audit and non-audit services to be performed by each Fund's independent accountants for the Adviser Entities with respect to operations and financial reporting of each Fund. Regarding tax and research projects conducted by the independent accountants for each Fund and Adviser Entities (with respect to operations and financial reports of each Fund), such engagements will be (i) pre-approved by the audit committee if they are expected to be for amounts greater than $10,000; (ii) reported to the audit committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the audit committee at the next audit committee meeting if they are expected to be for an amount under $5,000.

ALL NON-AUDIT FEES. The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to each Fund and to the Adviser Entities for the fiscal year ended October 31, 2003 or March 31, 2004, as applicable for each Fund, was

---------------------------------------------------------------------------------------
FUND                                                           AGGREGATE NON-AUDIT FEES
---------------------------------------------------------------------------------------
Municipal Value.............................................              731
Municipal Income............................................              367
Premium Income..............................................            2,991
Performance Plus............................................            2,977
Municipal Advantage.........................................              552
Municipal Market Opportunity................................            2,909
Investment Quality..........................................            2,870
Insured Quality.............................................            2,882
Select Quality..............................................            2,857
Quality Income..............................................            2,949
Insured Municipal Opportunity...............................            3,089
Premier Municipal...........................................            2,793
Premier Insured.............................................            2,792
Premium Income 2............................................            2,891
Premium Income 4............................................            2,880
Insured Premium Income 2....................................            2,858
Dividend Advantage..........................................            2,875
Dividend Advantage 2........................................            2,831
Dividend Advantage 3........................................            2,878
Insured Dividend Advantage..................................            2,287
Insured Tax-Free Advantage..................................            1,566
Municipal High Income.......................................               --
Select Maturities...........................................              385
Select Portfolio............................................              364
Select Portfolio 2..........................................              364
Select Portfolio 3..........................................              364
California Portfolio........................................              364
New York Portfolio..........................................              364
---------------------------------------------------------------------------------------

The audit committee has generally considered whether the provision of non-audit services rendered by Ernst & Young LLP to the Adviser Entities that were not required to be pre-approved by the audit committee is compatible with maintaining Ernst & Young LLP's independence.

APPOINTMENT OF INDEPENDENT AUDITORS

Each Board has appointed Ernst & Young LLP, independent public accountants, as independent auditors to audit the books and records of each Fund for its fiscal year. A representative of Ernst & Young LLP will be present at the meeting to make a statement, if such representative so desires, and to respond to shareholders' questions. Ernst & Young LLP has informed each Fund that it has no direct or indirect material financial interest in each Fund, Nuveen, the Advisers or any other investment company sponsored by Nuveen.

SECTION 16(a) BENEFICIAL INTEREST REPORTING COMPLIANCE

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require Board Members and officers, the investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of the Funds' equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange or American Stock Exchange, as applicable. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that its Board Members and officers, investment adviser and affiliated persons of the investment adviser have complied with all applicable
Section 16(a) filing requirements during its last fiscal year. To the knowledge of management of the Funds, no shareholder of a Fund owns more than 10% of a registered class of a Fund's equity securities.

INFORMATION ABOUT THE ADVISERS

NAC, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as investment adviser and manager for each Fund except Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio and New York Portfolio. NIAC, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as investment adviser and manager for Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio and New York Portfolio. The Advisers are wholly owned subsidiaries of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois 60606. Founded in 1898, Nuveen Investments, Inc. and its affiliates had approximately $100.9 billion of assets under management as of March 31, 2004. Nuveen Investments, Inc. is a publicly-traded company and a majority-owned subsidiary of The St. Paul Travelers Companies, Inc., 385 Washington Street, St. Paul, Minnesota 55102, a publicly-traded company that is principally engaged in providing property-liability insurance through subsidiaries.

SHAREHOLDER PROPOSALS

To be considered for presentation at the annual meeting of shareholders of the Funds to be held in 2005, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than March 2, 2005. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must submit such written notice to the Fund not later than May 16, 2005. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

SHAREHOLDER COMMUNICATIONS

Fund shareholders who want to communicate with the Board or any individual Board Member should write their Fund to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the chair of the nominating and governance committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement will be paid by the Funds pro rata based on the number of Shareholder accounts. Additional solicitation may be made by letter, telephone or telegraph by officers or employees of Nuveen or the Adviser, or by dealers and their representatives.

FISCAL YEAR

The last fiscal year end for each Fund (except Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio, New York Portfolio and Select Maturities) was October 31, 2003. The last fiscal year end for Select Portfolio, Select Portfolio 2, Select Portfolio 3, California Portfolio, New York Portfolio and Select Maturities was March 31, 2004.

ANNUAL REPORT DELIVERY

Annual reports will be sent to shareholders of record of each Fund following each Fund's fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

GENERAL

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Annual Meeting. However, if other matters are properly presented to the Annual Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Annual Meeting.

Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to the proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Jessica R. Droeger

Vice President and Secretary

June 30, 2004

                                                                      APPENDIX A

                     NUVEEN MANAGEMENT INVESTMENT COMPANIES

                            AUDIT COMMITTEES CHARTER

                             Revised February, 2004

ORGANIZATION AND MEMBERSHIP

There shall be a committee of each Board of Directors/Trustees (the "Board") of the Nuveen Management Investment Companies (the "Funds" or, individually, a "Fund") to be known as the Audit Committee. The Audit Committee shall be comprised of at least three Directors/Trustees. Audit Committee members shall be independent of the Funds and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. In particular, each member must meet the independence and experience requirements applicable to the Funds of the New York Stock Exchange, the American Stock Exchange, Section 10A of the Securities Exchange Act of 1934 (the "Exchange Act"), and the rules and regulations of the Securities and Exchange Commission (the "Commission"). Each such member of the Audit Committee shall have a basic understanding of finance and accounting, be able to read and understand fundamental financial statements, and be financially literate, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/Trustees, exercising their business judgment (this person may also serve as the Audit Committee's "financial expert" as defined by the Commission). The Board shall appoint the members and the Chairman of the Audit Committee, on the recommendation of the Nominating and Governance Committee. The Audit Committee shall meet periodically but in any event no less frequently than on a semi-annual basis. Except for the Funds, Audit Committee members shall not serve simultaneously on the audit committees of more than two other public companies.

STATEMENT OF POLICY, PURPOSE AND PROCESSES

The Audit Committee shall assist the Board in oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audits of the financial statements, of the Funds, (2) the quality and integrity of the financial statements of the Funds, (3) the Funds' compliance with legal and regulatory requirements, and (4) the independent auditors' qualifications, performance and independence. In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors/Trustees, the independent auditors, the internal auditors and the management of the Funds. The Audit Committee shall meet periodically with Fund management, the Funds' internal auditor, and the Funds' independent auditors, in separate executive sessions. The Audit Committee shall prepare reports of the Audit Committee as required by the Commission to be included in the Fund's annual proxy statements or otherwise.

The Audit Committee shall have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Audit Committee and to otherwise discharge its responsibilities, including appropriate funding as determined by the Audit Committee for compensation to independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund, compensation to advisers employed by the Audit Committee, and ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties, as determined in its discretion. The Audit Committee may request any officer or employee of Nuveen Investments, Inc. (or its affiliates) (collectively, "Nuveen") or the Funds' independent auditors or outside counsel to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Funds' independent auditors and internal auditors shall have unrestricted accessibility at any time to Committee members.

RESPONSIBILITIES

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting, disclosure and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. Each independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Audit Committee. The independent auditors are ultimately accountable to the Board and the Audit Committee. It is the ultimate responsibility of the Audit Committee to select, appoint, retain, evaluate, oversee and replace any independent auditors and to determine their compensation, subject to ratification of the Board, if required. The Audit Committee responsibilities may not be delegated to any other Committee or the Board.

The Audit Committee is responsible for the following:

     With respect to Fund financial statements:

          1. Reviewing and discussing the annual audited financial statements and semi-annual financial statements with Fund management and the independent auditors including major issues regarding accounting and auditing principles and practices, and the Funds' disclosures in its periodic reports under "Management's Discussion and Analysis."

          2. Requiring the independent auditors to deliver to the Chairman of the Audit Committee a timely report on any issues relating to the significant accounting policies, management judgments and accounting estimates or other matters that would need to be communicated under Statement on Auditing Standards (SAS) No. 90, Audit Committee Communications (which amended SAS No. 61, Communication with Audit Committees), that arise during the auditors' review of the Funds' financial statements, which information the Chairman shall further communicate to the other members of the Audit Committee, as deemed necessary or appropriate in the Chairman's judgment.

          3. Discussing with management the Funds' press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Audit Committee shall be authorized to have these discussions with management on behalf of the Audit Committee.

          4. Discussing with management and the independent auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds' financial statements, including any significant changes in the Funds' selection or application of accounting principles and any major issues as to the adequacy of the Funds' internal controls and any special audit steps adopted in light of material control deficiencies, and (b) analyses prepared by Fund management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

          5. Discussing with management and the independent auditors the effect of regulatory and accounting initiatives on the Funds' financial statements.

        6. Reviewing and discussing reports, both written and oral, from the independent auditors and/or Fund management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

        7. Discussing with Fund management the Funds' major financial risk exposures and the steps management has taken to monitor and control these exposures, including the Funds' risk assessment and risk management policies and guidelines. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

        8. Reviewing disclosures made to the Audit Committee by the Funds' principal executive officer and principal financial officer during their certification process for the Funds' periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds' internal controls.

     With respect to the independent auditors:

        1. Selecting, appointing, retaining or replacing the independent auditors, subject, if applicable, only to Board and shareholder ratification; and compensating, evaluating and overseeing the work of the independent auditor (including the resolution of disagreements between Fund management and the independent auditor regarding financial reporting).

        2. Meeting with the independent auditors and Fund management to review the scope, fees, audit plans and staffing for the audit, for the current year. At the conclusion of the audit, reviewing such audit results, including the independent auditors' evaluation of the Funds' financial and internal controls, any comments or recommendations of the independent auditors, any audit problems or difficulties and management's response, including any restrictions on the scope of the independent auditor's activities or on access to requested information, any significant disagreements with management, any accounting adjustments noted or proposed by the auditor but not made by the Fund, any communications between the audit team and the audit firm's national office regarding auditing or accounting issues presented by the engagement, any significant changes required from the originally planned audit programs and any adjustments to the financial statements recommended by the auditors.

        3. Pre-approving all audit services and permitted non-audit services, and the terms thereof, to be performed for the Funds by their independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A of the Exchange Act that the Audit Committee approves prior to the completion of the audit, in accordance with any policies or procedures relating thereto as adopted by the Board or the Audit Committee. The Chairman of the Audit Committee shall be authorized to give pre-approvals of such non-audit services on behalf of the Audit Committee.

        4. Obtaining and reviewing a report or reports from the independent auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Funds consistent with Independent Standards Board Standard 1, as may be amended, restated, modified or replaced) regarding (a) the independent auditor's internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Funds and their affiliates, in order to assist the Audit committee in assessing the auditor's independence. After reviewing the foregoing report[s] and the independent auditor's work throughout the year, the Audit Committee shall be responsible for evaluating the qualifications, performance and independence of the independent auditor and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of Fund management and the internal auditors, and discussing such reports with the independent auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

        5. Reviewing any reports from the independent auditors mandated by
           Section 10A(b) of the Exchange Act regarding any illegal act detected by the independent auditor (whether or not perceived to have a material effect on the Funds' financial statements) and obtaining from the independent auditors any information about illegal acts in accordance with Section 10A(b).

        6. Ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

        7. Establishing and recommending to the Board for ratification policies for the Funds', Fund management or the Fund adviser's hiring of employees or former employees of the independent auditor who participated in the audits of the Funds.

        8. Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.

     With respect to any internal auditor:

        1. Reviewing the proposed programs of the internal auditor for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any Nuveen internal auditors performing services relating to the Funds or to approve any termination or replacement of the Nuveen Manager of Internal Audit.

        2. Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

     Other responsibilities:

        1. Reviewing with counsel to the Funds, counsel to Nuveen, the Fund adviser's counsel and independent counsel to the Board legal matters that may have a material impact on the Fund's financial statements or compliance policies.

        2. Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

        3. Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and eliciting any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

        4. Reviewing the reports of examinations by regulatory authorities as they relate to financial statement matters.

        5. Discussing with management and the independent auditor any correspondence with regulators or governmental agencies that raises material issues regarding the Funds' financial statements or accounting policies.

        6. Obtaining reports from management with respect to the Funds' policies and procedures regarding compliance with applicable laws and regulations.

        7. Reporting regularly to the Board on the results of the activities of the Audit Committee, including any issues that arise with respect to the quality or integrity of the Funds' financial statements, the Funds' compliance with legal or regulatory requirements, the performance and independence of the Funds' independent auditors, or the performance of the internal audit function.

        8. Performing any special reviews, investigations or oversight responsibilities requested by the Board.

        9. Reviewing and reassessing annually the adequacy of this charter and recommending to the Board approval of any proposed changes deemed necessary or advisable by the Audit Committee.

        10. Undertaking an annual review of the performance of the Audit Committee.

        11. Establishing procedures for the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by employees of Fund management, the investment adviser, administrator, principal underwriter, or any other provider of accounting related services for the Funds, as well as employees of the Funds.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds' financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations.

                                                                      APPENDIX B

                              AMENDED AND RESTATED
                  NOMINATING AND GOVERNANCE COMMITTEE CHARTER

I. NOMINATING AND GOVERNANCE COMMITTEE: MEMBERSHIP AND PURPOSE

The Nominating and Governance Committee shall be composed entirely of independent directors of the Board with one independent director elected as chair of the committee. The term "independent director" as used in this Charter means any director or trustee who is not an "interested person" of the Funds as such term is defined in the Investment Company Act of 1940, as amended, and any rules or regulations adopted thereunder (the "1940 Act").

The purpose of the Committee is to seek, identify and recommend to the Board qualified candidates for election or appointment to the Funds' Board of Directors, and matters related thereto. In addition, the Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, and assignment and rotation of Committee members, the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto.

II. BOARD: SELECTION AND TENURE

     A. The Committee shall periodically review the composition of the Board of Directors, including its size and mix of skills, experience, and background.

     B. The Committee shall, as part of the recruitment process, and with the assistance of its counsel, define and clarify the duties and responsibilities of Board members. In performing this function, the Committee shall consider, among other things, legal and fiduciary duties; expectations regarding preparation, attendance, and participation at meetings; fund ownership; and limitations on investments.

     C. The Committee shall make nominations for director membership on the Board of Directors, with input from various sources as the committee deems necessary. The Committee shall evaluate the members of the current Board of Directors and identify, recruit and evaluate candidates for Board membership, including evaluation of their independence from the Funds' investment adviser and other principal service providers, including any affiliates of such persons, if applicable. The Committee shall consider the effect of any relationships beyond those delineated in the 1940 Act and any other applicable federal securities laws and regulations and rules and regulations of self-regulatory organizations that might impair their independence, e.g., business, financial or family relationships with the Funds' investment adviser and service providers, including any affiliates of such persons.

     D. The Committee shall review on an annual basis questionnaires completed by all directors regarding their independence.

     E. The Committee shall periodically review and make recommendations with regard to the tenure of the directors, including term limits and/or age limits.

     F. The Committee shall look to many sources for recommendations of qualified directors. These sources shall include current directors, members of the management company, current security holders of the Funds, third party sources and any other persons or entities as may be deemed necessary or desirable by the Committee. The Committee may, but shall not be required to, develop and establish additional material elements of the foregoing policy in furtherance of the objectives and elements currently stated therein.

     G. The Committee may, but shall not be required to, establish necessary or desirable minimum qualifications to be possessed by all nominees and may also establish specific qualities or skills to be possessed by one or more directors.

III. COMMITTEES: SELECTION AND REVIEW

     A. Subject to the approval of the full Board, the Committee shall review committee assignments at least annually and make nominations for director membership on all committees. The committee shall also recommend to the full Board the chair of each committee.

     B. The Committee shall periodically review and make recommendations to the full Board regarding the responsibilities and charters of any committee (other than the Audit Committee) of the Board, the continuing need for each committee, the need for additional committees, and the need or desire to combine or reorganize committees.

IV. BOARD: EDUCATION AND OPERATIONS

     A. The Committee shall periodically review and make recommendations concerning continuing education for incumbent directors and appropriate orientation materials and procedures for new directors.

     B. The Committee shall periodically review and make recommendations concerning the organization of Board of Directors meetings, including the frequency, timing, content, and agendas of the meetings.

     C. The Committee shall evaluate the performance of the Board at least annually, with a view towards enhancing its effectiveness.

     D. The Committee shall establish a process by which security holders will be able to communicate in writing with members of the Board of Directors via regular mail. The Manager of Fund Board Relations, or such other person designated by the Committee, shall assist the Committee in developing and implementing this process. The process will also provide that the Manager of Fund Board Relations, or such other person designated by the Committee, will be appointed to administer the operations of the communications process established hereunder. Written communications to directors should be addressed to the Funds at the address of the principal offices of the Funds, which currently is 333 West Wacker Drive, Chicago, Illinois 60606. If the communication is intended for a specific director and so indicated it will be sent only to that director. If a communication does not indicate a specific director it will be sent to the Chair of the Committee and the outside counsel to the independent directors for further distribution as deemed appropriate by such persons. The Committee is hereby authorized to oversee the administration, implementation and maintenance of this communications process and further develop and refine this process as deemed necessary or desirable by the Committee.

     E. The Committee shall establish a policy relating to attendance by directors at annual meetings of the Funds.

V. OTHER POWERS AND RESPONSIBILITIES

     A. The Committee shall monitor the performance of legal counsel, and any other service providers (other than the independent auditors, which are monitored by the Audit Committee) that are chosen by the directors, and shall supervise counsel for the independent directors.

     B. The Committee shall periodically review and make recommendations regarding director compensation to the full Board of Directors.

     C. The Committee shall have the resources and authority to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

     D. The Committee shall be authorized to adopt Key Practices to further develop, clarify and implement its duties and responsibilities as set forth in this Charter, which Key Practices may be amended and/or restated from time to time upon the approval of a majority of the members of the Committee.

                           (NUVEEN INVESTMENTS LOGO)

       Nuveen Investments
       333 West Wacker Drive
       Chicago, IL 60606-1286

       (800) 257-8787

       www.nuveen.com                                                     NUV804

                            (NUVEEN INVESTMENTS LOGO)

NUVEEN INVESTMENTS o 333 WEST WACKER DR. o CHICAGO IL 60606 www.nuveen.com

------------------
999 999 999 999 99 <--
------------------

                         3 EASY WAYS TO VOTE YOUR PROXY

1. Automated Touch Tone Voting: Call toll-free 1-800-690-6903 and follow the recorded instructions.

2.   On the Internet at www.proxyweb.com, and follow the simple instructions.

3. Sign, Date and Return this proxy card using the enclosed postage-paid envelope, to Proxy Tabulator, PO Box 9122, Hingham, MA 02043.

FUND NAME PRINTS HERE           THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND
COMMON SHARES              FOR AN ANNUAL MEETING OF SHAREHOLDERS, AUGUST 3, 2004

The Annual Meeting of shareholders will be held Tuesday, August 3, 2004 at 10:30 a.m. Central Time, in the Sixth Floor auditorium of The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois. At this meeting, you will be asked to vote on the proposal described in the proxy statement attached. The undersigned hereby appoints Timothy R. Schwertfeger, Jessica R. Droeger and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of shareholders to be held on August 3, 2004, or any adjournment or adjournments thereof.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE AT (800) 690-6903 OR OVER THE INTERNET (www.proxyweb.com).

                                 \/
                                         Date:
                                              --------------------------

                                 SIGN HERE EXACTLY AS NAME(S) APPEAR(S) ON LEFT.
                                              (Please sign in Box)
                                 -----------------------------------------------


                                 -----------------------------------------------
                                 NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT
                                 APPEARS ON THIS PROXY. IF SHARES ARE HELD
                                 JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF
                                 YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.

\/                               \/                          Aug - Com - MA - MM



LABEL BELOW FOR MIS USE ONLY!
PO# C-9273
NUVEEN #585
NUVEEN ETF AUGUST MEETING - COMMOM MA
ORIGINAL 2-UP LRG 5-28-04 KD
MATT (NUVEEN ETF-AUGUST MEETING COMMON MA-MM)
REVIEW #1 6-15-04 JA
O.A. 6-22-04 KD


MIS EDITS: # OF CHANGES ___/___ PRF 1 ___ PRF 2 ____

OK TO PRINT AS IS* ____________ *By signing this form you are authorizing MIS to print this form in its current state.


--------------------------------------------------------------------------------
SIGNATURE OF PERSON AUTHORIZING PRINTING          DATE

                                        PLEASE FILL IN BOX(ES) AS SHOWN
                                        USING BLACK OR BLUE INK OR NUMBER 2
                                        PENCIL. [X]
                         \/             PLEASE DO NOT USE FINE POINT PENS.    \/


In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

PROPERLY EXECUTED PROXIES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION OF NOMINEES TO THE BOARD.

1.   Election of Board Members:                                                   FOR                WITHHOLD
                                                                               NOMINEES              AUTHORITY
     (01) Robert P. Bremner    (04) William C. Hunter                       listed at left          to vote for
     (02) Lawrence H. Brown    (05) Judith M. Stockdale                       (except as           all nominees
     (03) Jack B. Evans                                                        marked to          listed at left
                                                                             the contrary)

                                                                                  [ ]                   [ ]

     (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S),
     WRITE THE NUMBER(S) OF THE NOMINEE(S) ON THE LINE PROVIDED BELOW.)


     --------------------------------------------------------------------------

                           PLEASE SIGN ON REVERSE SIDE

                                                            August - Common - MM

\/                                                                            \/

LABEL BELOW FOR MIS USE ONLY!
PO# C-9273
NUVEEN #585
NUVEEN ETF AUGUST MEETING - COMMOM MA
ORIGINAL 2-UP LRG 5-28-04 KD
MATT (NUVEEN ETF-AUGUST MEETING COMMON MA-MM)
REVISION #1 6/22/04 TD

MIS EDITS: # OF CHANGES ___/___ PRF 1 ___ PRF 2 ____

OK TO PRINT AS IS* ____________ *By signing this form you are authorizing MIS to print this form in its current state.


--------------------------------------------------------------------------------
SIGNATURE OF PERSON AUTHORIZING PRINTING          DATE


[NUVEEN INVESTMENTS LOGO]                                   3 EASY WAYS TO VOTE YOUR PROXY
                                       1. Automated Touch Tone Voting:  Call toll-free 1-800-690-6903 and follow the recorded instructions.

                                       2. On the Internet at www.proxyweb.com, and follow the simple instructions.

                                       3. Sign, Date and Return this proxy card using the enclosed postage-
                                          paid envelope, to Proxy Tabulator, PO Box 9122, Hingham, MA 02043.


FUND NAME PRINTS HERE                           THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND
MUNIPREFERRED SHARES                       FOR AN ANNUAL MEETING OF SHAREHOLDERS, AUGUST 3, 2004

The Annual Meeting of shareholders will be held Tuesday, August 3, 2004 at 10:30 a.m. Central Time, in the Sixth Floor auditorium of The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois. At this meeting, you will be asked to vote on the proposal described in the proxy statement attached. The undersigned hereby appoints Timothy R. Schwertfeger, Jessica R. Droeger and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of shareholders to be held on August 3, 2004, or any adjournment or adjournments thereof.
WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE AT (800) 690-6903 OR OVER THE INTERNET (www.proxyweb.com).

                              \/     Date:
                                          --------------------------

                              SIGN HERE EXACTLY AS NAME(S) APPEAR(S) ON LEFT.
                                            (Please sign in Box)
                              --------------------------------------------------


                              --------------------------------------------------

                              NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.



\/                                                  \/


                         \/   PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. /X/        \/
                              PLEASE DO NOT USE FINE POINT PENS.



In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

PROPERLY EXECUTED PROXIES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION OF NOMINEES TO THE BOARD.


                                                                                                         FOR            WITHHOLD
                                                                                                      NOMINEES         AUTHORITY
1.     Election of Board Members:                                                                  listed at left     to vote for
                                                                                                     (except as       all nominees
       (01) Robert P. Bremner   (04) William C. Hunter         (06) Timothy R. Schwertfeger          marked to      listed at left
       (02) Lawrence H. Brown   (05) William J. Schneider      (07) Judith M. Stockdale             the contrary)
       (03) Jack B. Evans
                                                                                                        / /                / /





(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE NUMBER(S) OF THE NOMINEE(S) ON THE LINE PROVIDED BELOW.)

--------------------------------------------------------------------------------







                          PLEASE SIGN ON REVERSE SIDE

\/                                                                            \/